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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                      -----

                                    FORM 8-K



                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                       October 21, 2003 (October 21, 2003)


                               JAKKS PACIFIC, INC.
             (Exact Name of registrant as specified in its charter)



           Delaware                        0-28104                95-4527222
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
        incorporation)                                       Identification No.)



      22619 Pacific Coast Highway                                  90265
          Malibu, California                                    (Zip Code)
         (Address of principal
          executive offices)


       Registrant's telephone number, including area code: (310) 456-7799

                               JAKKS PACIFIC, INC.
                                INDEX TO FORM 8-K
                FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                OCTOBER 21, 2003


                                ITEMS IN FORM 8-K
                                -----------------


                                                                          Page
                                                                          ----

Facing Page                                                                 1

Item 7.           Financial Statements and Exhibits                         3

Item 9.           Regulation FD Disclosure                                  3

Signatures                                                                  4

Exhibit Index                                                               5


                                       2

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Item 7.  Financial Statements and Exhibits.

        (c)  Exhibits


         Exhibit
         Number             Description
         -------            -----------

         99.1*              October 21, 2003 Press Release


         -----------------------------
         *   Filed herewith


Item 9.  Regulation FD Disclosure.

     In accordance with the interim guidance issued by the Commission on March 27, 2003 in Final Rule Release No. 33-8216, the information reported in this Report is being provided under Item 12.

                  On October 21, 2003, the Company issued a press release announcing its results of operations for the quarter ended September 30, 2003. A copy of such release is annexed as an exhibit and is incorporated by reference hereto in its entirety.

                                       3

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 21, 2003               JAKKS PACIFIC, INC.


                                       By:  /s/ Jack Friedman
                                            --------------------------
                                            Jack Friedman
                                            Chairman and Chief Executive Officer

                                  Exhibit Index


         Exhibit
         Number             Description
         -------            -----------

         99.1*              October 21, 2003 Press Release


         -----------------------------
         *   Filed herewith

                                       5